Exhibit 10.5.4

EXECUTION DRAFT

LIMITED WAIVER WITH RESPECT TO AMENDED AND RESTATED RECEIVABLES LOAN AGREEMENT
This Limited Waiver with respect to Amended and Restated Receivables Loan Agreement, dated as of July 21, 2017 (this “Agreement”), to that certain Amended and Restated Receivables Loan Agreement, dated as of May 2, 2012 (as amended, restated or otherwise modified prior to the date hereof, the “Facility Agreement”), by and among GREEN TREE ADVANCE RECEIVABLES II LLC, (the "Borrower"), DITECH FINANCIAL LLC (f/k/a Green Tree Servicing LLC), as administrator (the “Administrator”), THE FINANCIAL INSTITUTIONS identified on the signature pages attached thereto as lenders (each, a "Lender", and collectively, the “Lender Parties”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as calculation agent, verification agent, account bank and securities intermediary (in such capacities, the "Verification Agent") and WELLS FARGO CAPITAL FINANCE, LLC, as agent and sole Lender.
RECITALS
WHEREAS, each of Walter Investment Management Corp. (the “Guarantor”) and the Administrator may be required to restate its financial statements for the fiscal quarters ended June 30, 2016 and September 30, 2016, its financial statements for the fiscal year ended December 31, 2016, and its financial statements for the fiscal quarter ended March 31, 2017 (collectively, the “Specified Financial Statements” and after giving effect to the Restatement, such Specified Financial Statements as so restated, the “Restated Financial Statements”) as a result of certain errors relating to how the Guarantor and the Administrator performed their calculations to determine the valuation allowance for its deferred tax asset (such restatement as a result of such error, the “Restatement”);
WHEREAS, the Lender Parties party hereto constitute the Required Lenders under the Facility Agreement;
WHEREAS, Pursuant to the Limited Waiver with respect to Amended and Restated Receivables Loan Agreement, dated as of May 26, 2017, the Borrower, the Guarantor, the Administrator, the Verification Agent, and the Lender Parties agreed to waive, during the period beginning on May 26, 2017 and ending on June 9, 2017, certain provisions of the Facility Agreement and the other Transaction Documents (as defined below) concerning matters involving or relating to the Specified Periodic Financial Statements (as defined below);
WHEREAS, Pursuant to the Limited Waiver with respect to Amended and Restated Receivables Loan Agreement, dated as of June 9, 2017, the Borrower, the Guarantor, the Administrator, the Verification Agent, and the Lender Parties agreed to extend such waiver period for the period beginning on June 9, 2017 and ending on July 7, 2017;
WHEREAS, Pursuant to the Limited Waiver with respect to Amended and Restated Receivables Loan Agreement, dated as of July 7, 2017 (the “Prior Waiver”), the Borrower, the Guarantor, the Administrator, the Verification Agent, and the Lender Parties agreed to extend such waiver period for the period beginning on July 7, 2017 and ending on July 31, 2017; and

WEIL:\96212183\3\79607.0003

WHEREAS, the Borrower, the Guarantor, the Administrator, the Verification Agent, and the Lender Parties have agreed to permanently extend such waiver period subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Facility Agreement.
Section 2.    Limited Waivers.
(a)    The Lender Parties acknowledge and agree that as of the Effective Date and notwithstanding anything to the contrary in the Facility Agreement, the Facility Documents or any other agreements, documents or instruments between or among the Verification Agent, the Borrower, the Administrator, the Lender Parties and the Guarantor, including, but not limited to, any note purchase agreement, netting agreement, master securities forward transaction agreement or interest rate protection agreement, as applicable (collectively, the “Transaction Documents”), (i) the Restatement shall be permitted and there shall be no default, event of default, amortization event, termination event or similar event or other condition however styled or denominated, in any such case, under any Transaction Document, whether past, present or future, as a result of or arising from, directly or indirectly, the Restatement (a “Default Event”), including, without limitation, any Default Event triggered pursuant to Section 8.01(f) of the Facility Agreement due to a default, event of default, amortization event, termination event or similar event or condition however styled or denominated, in any such case under any other Transaction Document resulting or arising from, directly or indirectly, the Restatement, but excluding any other Default Event triggered pursuant to Section 8.01(f) of the Facility Agreement to the extent such other Default Event is predicated upon the actual acceleration of the indebtedness unrelated to the Transaction Documents referenced in Section 8.01(f) of the Facility Agreement, and (ii) there shall be no Default Event as a result of or arising from, directly or indirectly, (x) any breach of any representation or warranty made prior to the Effective Date relating to the Specified Financial Statements or any monthly financial statements delivered under any Transaction Document since and including January 1, 2016 (the “Specified Monthly Financial Statements” and, together with the Specified Financial Statements, the “Specified Periodic Financial Statements”) (including, without limitation, as part of any certification, report or statement made pursuant to or in connection with the delivery of the Specified Periodic Financial Statements) or any such representation or warranty proving to be untrue or incorrect, or (y) the failure to deliver notice of any Default Event relating to the Specified Periodic Financial Statements or any action taken or any other failure to take action while any such Default Event relating to the Specified Periodic Financial Statements or the Restatement to the extent that such action or failure to take action would have been permitted but for the existence of such Default Event, and in each case of the foregoing clauses (i) and (ii), any such Default Event is expressly waived by the Lender Parties.
(b)    For the avoidance of doubt, (i) the Lender Parties shall continue to make Loans to the Borrower in accordance with the terms of the Transaction Documents (as modified by the terms of

WEIL:\96212183\3\79607.0003

this Agreement), and (ii) neither the Borrower nor the Guarantor shall be required to deliver any notice pursuant to any Transaction Document in connection with the occurrence or continuation of the events described in this Section 2.
Section 3.    Conditions to Effectiveness of Agreement. This Agreement shall become effective on the date (such date, if any, the “Effective Date”) the Lender Parties shall have received this Agreement executed and delivered by the parties hereto.
Section 4.    No Acknowledgement. For the avoidance of doubt, this Agreement does not constitute an acknowledgement by the Borrower, the Administrator, the Guarantor or any of their affiliates that the Restatement or the delivery of the Specified Periodic Financial Statements would result in a Default Event, and each of the Borrower, the Administrator and the Guarantor reserves all of its rights under the Transaction Documents in connection therewith.
Section 5.    Termination. This Agreement shall terminate and the waiver herein shall be void if:
(a)    the requisite term loan lenders under that certain Amended and Restated Credit Agreement, dated as of December 19, 2013 (as amended, supplemented or otherwise modified as of the date hereof), among the Guarantor, the lenders from time to time party thereto and Credit Suisse AG, as administrative agent and collateral agent, do not sign and deliver an executed waiver with substantially the same effect as this Agreement by 11:59 pm (EDT) on July 31, 2017; or
(b)    the requisite noteholders specified in that certain Indenture, dated as of December 17, 2013 (as amended, supplemented or otherwise modified as of the date hereof), among the Guarantor, the guarantors named on the signature pages thereto and Wilmington Savings Fund Society, FSB, as successor trustee, providing for the issuance of the 7.875% senior notes due 2021, do not sign and deliver an executed waiver with substantially the same effect as this Agreement by 11:59 pm (EDT) on July 31, 2017.
For the avoidance of doubt, the Administrator shall provide prompt written notice to the Verification Agent if either of 5(a) or 5(b) are not satisfied by 11:59 pm (EDT) on July 31, 2017.
Section 6.    Covenants. Upon the availability of the Restated Financial Statements, the Borrower shall promptly deliver such Restated Financial Statements to the Verification Agent and the Lender Parties (which delivery requirement shall be deemed satisfied by the posting of such information, materials or reports on EDGAR or any successor website maintained by the SEC).
Section 7.    Effect on Prior Waivers. Upon the effectiveness of this Agreement, the Prior Waiver shall be terminated in its entirety and superseded in all respects by this Agreement.
Section 8.    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a

WEIL:\96212183\3\79607.0003

single instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
Section 9.    Applicable Law. THIS AGREEMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.
Section 10.    Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank.]

WEIL:\96212183\3\79607.0003

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.
GREEN TREE ADVANCE RECEIVABLES II LLC, as Borrower

By:     /s/ Cheryl Collins
    Name: Cheryl A. Collins
    Title: SVP & Treasurer

DITECH FINANCIAL LLC, as Administrator

By:     /s/ Cheryl Collins
    Name: Cheryl A. Collins
    Title: SVP & Treasurer

WALTER INVESTMENT MANAGEMENT CORP., as Guarantor

By: /s/ Cheryl Collins
Name: Cheryl A. Collins
Title: SVP & Treasurer

[SIGNATURE PAGE TO LIMITED WAIVER WITH RESPECT TO AMENDED AND RESTATED RECEIVABLES LOAN AGREEMENT (WELLS)]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Verification Agent, Calculation Agent, Account Bank and Securities Intermediary

By: /s/ Kelly J. Rentz
Name: Kelly J. Rentz
Title: Vice President

[SIGNATURE PAGE TO LIMITED WAIVER WITH RESPECT TO AMENDED AND RESTATED RECEIVABLES LOAN AGREEMENT (WELLS)]

WELLS FARGO CAPITAL FINANCE, LLC, as Lender

By: /s/ Mark Weide
Name: Mark Weide
Title: Vice President

[SIGNATURE PAGE TO LIMITED WAIVER WITH RESPECT TO AMENDED AND RESTATED RECEIVABLES LOAN AGREEMENT (WELLS)]